Certifications

I, Peter J. Lencki, certify that:

1. I have prepared this report on Form N-Q for the NorthQuest Capital Fund, Inc.

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the state-ment made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report:

3. Based on my knowledge, the schedule of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4. I have the responsibility for establishing and maintaining disclosure con-trols and procedures (as defined by in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as de-fined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

   a) Designed such disclosure controls and procedures, or caused such disclo-sure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period which this report is being pre-pared;
   b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our super-vision, to provide resonable assurance regarding the reliability of fin-ancial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
   c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effec-tiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and
   d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial re-porting; and

5. I have disclosed to the registrant's auditors and the audit committee of the registrant's Board of Directors persons (or persons performing the equivalent functions):

   a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reason-ably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
   b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

   Date:  04/08/2011

   By:  /s/ Peter J. Lencki
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            Peter J. Lencki
            President
            Chief Financial Officer